                                 AMENDMENT NO. 1
                                       TO
                       CONTRIBUTION AND EXCHANGE AGREEMENT


        Amendment No. 1 to that certain Contribution and Exchange Agreement dated as of August 11, 1997 (the "Agreement") among National Properties Investment Trust, a Massachusetts business trust, the members of the Board of Trustees of the Trust, Philips International Realty Corp., a Maryland corporation, Philips International Realty, L.P., a Delaware limited partnership, and certain contributing partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and members thereof who are signatories hereto. Each of the parties to the Agreement are writing to confirm our understanding and agreement to this Amendment No. 1 to the Agreement as follows:

        1. Section 5.1(b) of the Agreement is hereby amended to add the following language to the beginning of the second sentence thereof:

        "except with respect to the failure to obtain the consent of First Union National Bank, as holder of approximately $24.1 million first mortgage loan secured by certain portions of the Palm Springs Mile Shopping Center in Hialeah, Florida, to the consummation of the transactions contemplated by the Agreement,"

        2. Section 27.1 of the Agreement is hereby amended by inserting in the fifth line thereof following the words "at the Closing" the following:

        ", or within a period not to exceed five (5) business days from the date of the Closing,"

        3. The parties agree that the Closing of the transactions contemplated by the Agreement shall be effective as of the close of business on December 31, 1997.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Agreement as the 29th day of December 1997.

                           FOREST AVENUE SHOPPING LLC


                           By:       /s/ Philip Pilevsky
                                     -------------------
                                     Name:   Philip Pilevsky
                                     Title:  Managing Member

                           PHILIPS FREEPORT ASSOCIATES, L.P.

                           By: Philips Freeport Development Corporation, its general partner


                                     By:/s/ Philip Pilevsky
                                        -------------------
                                        Name:  Philip Pilevsky
                                        Title:  President

                           MERRICK SHOPPING ASSOCIATES

                           By: Merrick Holiday Limited Partnership, a general partner

                                     By:  Merrick Holiday Corp., general partner


                                     By:/s/ Philip Pilevsky
                                        -------------------
                                        Name:   Philip Pilevsky
                                        Title:  President

                           By:       Merrick Equities L.P., a general partner

                                     By:  The Merrick Corporation, general
                                            partner


                                     By:/s/ Philip Pilevsky
                                        -------------------
                                        Name:  Philip Pilevsky
                                        Title:  Attorney-in-Fact

                           SP AVENUE U ASSOCIATES, L.P.

                           By:       SP Avenue U Corp., its general partner

                                     By:/s/ Philip Pilevsky
                                        --------------------
                                        Name:  Philip Pilevsky
                                        Title:  Attorney-in-Fact

                           ENFIELD SHOPPING L.L.C.


                                  By:/s/ Philip Pilevsky
                                     -------------------
                                     Name:  Philip Pilevsky
                                     Title: Managing Member

                           BRANHAVEN PLAZA L.L.C.


                                  By:/s/ Philip Pilevsky
                                     -------------------
                                     Name:  Philip Pilevsky
                                     Title: Member


                           PALM SPRINGS MILE ASSOCIATES, LTD.

                           By:       Palm Mile Corp., its General Partner


                                     By:/s/ Philip Pilevsky
                                        -------------------
                                        Name:  Sheila Levine
                                        Title:  President
                                        (by Philip Pilevsky, attorney-in fact)

                           PARTNERS OF PALM SPRINGS MILE
                           ASSOCIATES, LTD.:

                                     PALM MILE CORP.


                                     By:/s/ Philip Pilevsky
                                        -------------------
                                        Name:  Sheila Levine
                                        Title:  President
                                        (by Philip Pilevsky, attorney-in fact)

                                     PL PALM SPRINGS L.P.

                                     By:/s/ Philip Pilevsky
                                        -------------------
                                        Name:  Philip Pilevsky
                                        Title:  General Partner


                                     /s/ Philip Pilevsky
                                     -------------------
                                     Philip Pilevsky

                           FOXBOROUGH SHOPPING L.L.C.


                            By:       /s/ Philip Pilevsky
                                      -------------------
                                      Name:  Philip Pilevsky
                                      Title:  Managing Member


                           MEMBERS OF FOXBOROUGH SHOPPING L.L.C.

                                      /s/ Philip Pilevsky
                                      -------------------
                                      Philip Pilevsky


                                      BARAKA REALTY CO.


                                      By:/s/ Philip Pilevsky
                                         -------------------
                                         Name:  Philip Pilevsky
                                         Title:  Attorney-in-Fact


                                      CENTURY REALTY INC.


                                      By:  /s/ Philip Pilevsky

                                           Name:  Philip Pilevsky
                                           Title:  Attorney-in-Fact

                                      /s/ Philip Pilevsky
                                      -------------------
                                      Joseph Wilf, by Philip Pilevsky,
                                      Attorney-in-Fact

                                      ESTATE OF HARRY WILF


                                      By:/s/ Philip Pilevsky
                                         -------------------
                                         Name: Philip Pilevsky
                                         Title:  Attorney-in-Fact

                           DELRAN SHOPPING L.L.C.

                           By:       /s/ Philip Pilevsky
                                     -------------------
                                     Name:  Philip Pilevsky
                                     Title:  Managing Member


                           MEMBERS OF DELRAN SHOPPING L.L.C.

                                      /s/ Philip Pilevsky
                                      -------------------
                                      Philip Pilevsky


                                      BARAKA REALTY CO.


                                      By:  /s/ Philip Pilevsky
                                           -------------------
                                           Name:  Philip Pilevsky
                                           Title:  Attorney-in-Fact


                                      CENTURY REALTY INC.


                                      By:  /s/ Philip Pilevsky
                                           -------------------
                                           Name:  Philip Pilevsky
                                           Title:  Attorney-in-Fact


                                      /s/ Philip Pilevsky
                                      -------------------
                                      Joseph Wilf, by Philip Pilevsky,
                                           Attorney-in-Fact


                                      ESTATE OF HARRY WILF


                                      By:/s/ Philip Pilevsky
                                         -------------------
                                         Name: Philip Pilevsky
                                         Title: Attorney-in-Fact

                           NATIONAL PROPERTIES INVESTMENT TRUST


                           By:       /s/ Peter Stein
                                     ---------------
                                     Name:  Peter Stein
                                     Title:  Trustee


                           By:       /s/ Jay Goldman
                                     ---------------
                                     Name:  Jay Goldman
                                     Title:  Trustee

                           By:       /s/ Robert Reibstein
                                     --------------------
                                     Name:  Robert Reibstein
                                     Title:  Trustee


                           PHILIPS INTERNATIONAL REALTY, L.P.

                           By: Philips International Realty Corp., its General Partner

                           By:       /s/ Philip Pilevsky
                                     -------------------
                                     Name:    Philip Pilevsky
                                     Title:   Chief Executive Officer

                           PHILIPS INTERNATIONAL REALTY CORP.

                           By:       /s/ Philip Pilevsky
                                     -------------------
                                     Name:    Philip Pilevsky
                                     Title:   Chief Executive Officer

                           With respect to Section 27.1 only:


                           /s/ Peter Stein
                           ---------------
                           Peter Stein




                           /s/ Jay Goldman
                           ---------------
                           Jay Goldman



                           /s/ Robert Reibstein
                           --------------------
                           Robert Reibstein